Consolidated Statements of Operations (USD $)	12 Months Ended
Jul. 31, 2011
Expenses:
Research and development	$ 648,314
General and administrative	1,047,161
Loss from operations	(1,695,475)
Other expenses:
Fair value of derivative liabilities in excess of proceeds	808,590
Adjustments to fair value of derivative liabilities	1,041,795
Financing transaction costs	210,000
Interest expense	1,357
Net loss before income taxes	(3,757,217)
Provision for income taxes	1,600
Net loss	$ (3,758,817)
Basic and diluted net loss per common share (in dollars per share)	$ (0.06)
Weighted average shares used in computing basic net loss per common share (in shares)	63,300,493
Weighted average shares used in computing diluted net loss per common share (in shares)	63,300,493